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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                     --------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  September 14, 1999



                              CLEVELAND-CLIFFS INC
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             (Exact name of registrant as specified in its charter)

            OHIO                           1-8944                         34-1464672
----------------------------       -----------------------           -------------------
(State or other jurisdiction            (Commission                     (IRS Employer
     of incorporation)                  File Number)                  Identification No.)


1100 Superior Avenue, Cleveland, Ohio                                  44114
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  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (216-694-5700)
                                                    --------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.
         -------------

         Cleveland-Cliffs Inc published a News Release with respect to expansion of its stock repurchase program.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (a)      Financial Statements of Business Acquired: None
                  -----------------------------------------

         (b)      Pro Forma Financial Information: None
                  -------------------------------

         (c)      Exhibits:
                  --------

                  EXHIBIT
                  NUMBER   EXHIBIT
                  ------   -------                               ----------

                  99(a)    Cleveland-Cliffs Inc News Release     Filed
                           published on September 14, 1999,      Herewith
                           with respect to expansion of its
                           stock repurchase program


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       CLEVELAND-CLIFFS INC




                                       By: /s/ C. B. Bezik
                                          --------------------------------------
                                           Name:  C. B. Bezik
                                           Title: Senior Vice President-Finance

Dated: September 20, 1999

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                                INDEX TO EXHIBITS



     EXHIBIT
     NUMBER            EXHIBIT
     ------            -------                              -----------

     99(a)             Cleveland-Cliffs Inc News Release    Filed
                       published on September 14, 1999,     Herewith
                       with respect to expansion of its
                       stock repurchase program.

                                       3